Exhibit 1(v)

                    MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

                             ARTICLES SUPPLEMENTARY

     Merrill Lynch Variable Series Funds, Inc. a Maryland corporation, having its principal office in Baltimore City, Maryland (which is hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended, with the authority to issue capital stock as follows:

                                                                      Number of
                                                                     Authorized
Funds/Classes                                                          Shares
-------------                                                          ------
Merrill Lynch American Balanced V.I. Fund Common Stock
   Class I                                                           100,000,000
   Class II                                                          100,000,000
Merrill Lynch Basic Value V.I. Fund Common Stock
   Class I                                                           300,000,000
   Class II                                                          100,000,000
Merrill Lynch Core Bond V.I. Fund Common Stock
   Class I                                                           600,000,000
   Class II                                                          100,000,000
Merrill Lynch Developing Capital Markets V.I. Fund Common Stock
   Class I                                                           100,000,000
   Class II                                                          100,000,000
Merrill Lynch Domestic Money Market V.I. Fund Common Stock
   Class I                                                         3,300,000,000
   Class II                                                        1,300,000,000
Merrill Lynch Focus Twenty V.I. Fund
   Class I                                                           100,000,000
   Class II                                                          100,000,000
Merrill Lynch Fundamental Growth V.I. Fund Common Stock
   Class I                                                           100,000,000
   Class II                                                          100,000,000
Merrill Lynch Global Allocation V.I. Fund Common Stock
   Class I                                                           200,000,000
   Class II                                                          200,000,000
Merrill Lynch Global Bond V.I. Fund Common Stock
   Class I                                                           200,000,000
   Class II                                                          200,000,000
Merrill Lynch Global Growth V.I. Fund Common Stock
   Class I                                                           100,000,000
   Class II                                                          100,000,000
Merrill Lynch Government Bond V.I. Fund Common Stock
   Class I                                                           300,000,000
   Class II                                                          100,000,000
Merrill Lynch High Current Income V.I. Fund Common Stock
   Class I                                                           200,000,000
   Class II                                                          100,000,000
Merrill Lynch Index 500 V.I. Fund Common Stock
   Class I                                                           100,000,000
   Class II                                                          100,000,000

                                                                      Number of
                                                                     Authorized
Funds/Classes                                                          Shares
-------------                                                          ------
Merrill Lynch Large Cap Core V.I. Fund Common Stock
   Class I                                                           200,000,000
   Class II                                                          100,000,000
Merrill Lynch Large Cap Value V.I. Fund Common Stock
   Class I                                                           100,000,000
   Class II                                                          100,000,000
Merrill Lynch Natural Resources V.I. Fund Common Stock
   Class I                                                           100,000,000
   Class II                                                          100,000,000
Merrill Lynch Reserve Assets V.I. Fund Common Stock
   Class I                                                           500,000,000
   Class II                                                          500,000,000
Merrill Lynch Small Cap Value V.I. Fund Common Stock
   Class I                                                           100,000,000
   Class II                                                          100,000,000
Merrill Lynch Utilities and Telecommunications V.I. Fund
  Common Stock
   Class I                                                           100,000,000
   Class II                                                          100,000,000
                                                                  --------------
                                                          Total   10,500,000,000

     SECOND: All shares of Class I and Class II Common Stock have a par value of $0.10 per share. The aggregate par value of all the shares of all classes of the Corporation's capital stock is currently One Billion Fifty Million Dollars ($1,050,000,000).

     THIRD: The Board of Directors of the Corporation, acting in accordance with
Section 2-105(c) of the General Corporation Law of the State of Maryland, hereby increases the number of shares of capital stock of the Corporation by 3,300,000,000, all of which shall be designated as Class III Common Stock and shall be classified as follows:


                                                                      Number of
                                                                     Authorized
Funds/Classes                                                          Shares
-------------                                                          ------
Merrill Lynch American Balanced V.I. Fund Common Stock
   Class III                                                         100,000,000
Merrill Lynch Basic Value V.I. Fund Common Stock
   Class III                                                         100,000,000
Merrill Lynch Core Bond V.I. Fund Common Stock
   Class III                                                         100,000,000
Merrill Lynch Developing Capital Markets V.I. Fund Common Stock
   Class III                                                         100,000,000
Merrill Lynch Domestic Money Market V.I. Fund Common Stock
   Class III                                                       1,300,000,000
Merrill Lynch Focus Twenty V.I. Fund
   Class III                                                         100,000,000
Merrill Lynch Fundamental Growth V.I. Fund Common Stock
   Class III                                                         100,000,000
Merrill Lynch Global Allocation V.I. Fund Common Stock
   Class III                                                         200,000,000
Merrill Lynch Global Bond V.I. Fund Common Stock
   Class III                                                         200,000,000
Merrill Lynch Global Growth V.I. Fund Common Stock
   Class III                                                         100,000,000

Merrill Lynch Government Bond V.I. Fund Common Stock
   Class III                                                         100,000,000
Merrill Lynch High Current Income V.I. Fund Common Stock
   Class III                                                         100,000,000
Merrill Lynch Index 500 V.I. Fund Common Stock
   Class III                                                         100,000,000
Merrill Lynch Large Cap Core V.I. Fund Common Stock
   Class III                                                         100,000,000
Merrill Lynch Large Cap Value V.I. Fund Common Stock
   Class III                                                         100,000,000
Merrill Lynch Natural Resources V.I. Fund Common Stock
   Class III                                                         100,000,000
Merrill Lynch Reserve Assets V.I. Fund Common Stock
   Class III                                                         100,000,000
Merrill Lynch Small Cap Value V.I. Fund Common Stock
   Class III                                                         100,000,000
Merrill Lynch Utilities and Telecommunications V.I. Fund
  Common Stock
   Class III                                                         100,000,000
                                                                   -------------
                                                        Total      3,300,000,000

     FOURTH: After this increase in the number of authorized shares of capital stock of the Corporation and classification of the shares, the Corporation will have the authority to issue capital stock as follows:

                                                                       Number of
                                                                      Authorized
Funds/Classes                                                           Shares
-------------                                                           ------
Merrill Lynch American Balanced V.I. Fund Common Stock
   Class I                                                           100,000,000
   Class II                                                          100,000,000
   Class III                                                         100,000,000
Merrill Lynch Basic Value V.I. Fund Common Stock
   Class I                                                           300,000,000
   Class II                                                          100,000,000
   Class III                                                         100,000,000
Merrill Lynch Core Bond V.I. Fund Common Stock
   Class I                                                           600,000,000
   Class II                                                          100,000,000
   Class III                                                         100,000,000
Merrill Lynch Developing Capital Markets V.I. Fund Common Stock
   Class I                                                           100,000,000
   Class II                                                          100,000,000
   Class III                                                         100,000,000
Merrill Lynch Domestic Money Market V.I. Fund Common Stock
   Class I                                                         3,300,000,000
   Class II                                                        1,300,000,000
   Class III                                                       1,300,000,000
Merrill Lynch Focus Twenty V.I. Fund
   Class I                                                           100,000,000
   Class II                                                          100,000,000
   Class III                                                         100,000,000

                                                                       Number of
                                                                      Authorized
Funds/Classes                                                           Shares
-------------                                                           ------
Merrill Lynch Fundamental Growth V.I. Fund
   Class I                                                           100,000,000
   Class II                                                          100,000,000
   Class III                                                         100,000,000
Merrill Lynch Global Allocation V.I. Fund Common Stock
   Class I                                                           200,000,000
   Class II                                                          200,000,000
   Class III                                                         200,000,000
Merrill Lynch Global Bond V.I. Fund Common Stock
   Class I                                                           200,000,000
   Class II                                                          200,000,000
   Class III                                                         200,000,000
Merrill Lynch Global Growth V.I. Fund Common Stock
   Class I                                                           100,000,000
   Class II                                                          100,000,000
   Class III                                                         100,000,000
Merrill Lynch Government Bond V.I. Fund Common Stock
   Class I                                                           300,000,000
   Class II                                                          100,000,000
   Class III                                                         100,000,000
Merrill Lynch High Current Income V.I. Fund Common Stock
   Class I                                                           200,000,000
   Class II                                                          100,000,000
   Class III                                                         100,000,000
Merrill Lynch Index 500 V.I. Fund Common Stock
   Class I                                                           100,000,000
   Class II                                                          100,000,000
   Class III                                                         100,000,000
Merrill Lynch Large Cap Core V.I. Fund Common Stock
   Class I                                                           200,000,000
   Class II                                                          100,000,000
   Class III                                                         100,000,000
Merrill Lynch Large Cap Value V.I. Fund Common Stock
   Class I                                                           100,000,000
   Class II                                                          100,000,000
   Class III                                                         100,000,000
Merrill Lynch Natural Resources V.I. Fund Common Stock
   Class I                                                           100,000,000
   Class II                                                          100,000,000
   Class III                                                         100,000,000
Merrill Lynch Reserve Assets V.I. Fund Common Stock
   Class I                                                           500,000,000
   Class II                                                          500,000,000
   Class III                                                         100,000,000

Merrill Lynch Small Cap Value V.I. Fund Common Stock                 100,000,000
   Class I                                                           100,000,000
   Class II                                                          100,000,000
   Class III
Merrill Lynch Utilities and Telecommunications V.I. Fund
  Common Stock
   Class I                                                           100,000,000
   Class II                                                          100,000,000
   Class III                                                         100,000,000
                                                                 ---------------
                                                         Total    13,800,000,000


     FIFTH: All of the shares of Class I, Class II and Class III Common Stock shall have a par value of $0.10 per share. After the increase in the number of authorized shares of capital stock of the Corporation, the aggregate par value of all the shares of all classes of the Corporation's capital stock will be One Billion Three Hundred Eighty Million Dollars ($1,380,000,000).

     SIXTH: No other change is intended or effected.

     IN WITNESS WHEREOF, Merrill Lynch Variable Series Funds, Inc. has caused these presents to be signed in its name and on its behalf by its Vice President and Treasurer and witnessed by its Secretary on September 2, 2003.


WITNESS                                MERRILL LYNCH VARIABLE SERIES FUNDS, INC.



/s/ Stephen M. Benham                  /s/ Donald C. Burke
Name:  Stephen M. Benham               Name:  Donald C. Burke
Title:  Secretary                      Title:  Vice President and Treasurer

     THE UNDERSIGNED, Vice President and Treasurer of Merrill Lynch Variable Series Funds, Inc. who executed on behalf of the Corporation the foregoing Articles Supplementary of which this Certificate is made a part, hereby acknowledges the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under penalties of perjury.



                                           /s/ Donald C. Burke
                                           Name:  Donald C. Burke
                                           Title:   Vice President and Treasurer



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